Exhibit 10.1

Execution Version

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is made and entered into as of February 7, 2021, by and among Tortoise Acquisition Corp. II, a Cayman Islands exempted company (“Acquiror”) and the undersigned stockholders (each, a “Written Consent Party” and, collectively, the “Written Consent Parties”) of Volta Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, on February 7, 2021, Acquiror, SNPR Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Acquiror (“First Merger Sub”), SNPR Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), and the Company, entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”), pursuant to which (a) First Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Acquiror; and (b) as soon as practicable, but in any event within 3 days following the First Merger and as part of the same overall transaction as the First Merger, the surviving corporation of the First Merger will merge with and into the Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger;

WHEREAS, each Written Consent Party agrees to enter into this Agreement with respect to all Company Securities (as defined below) that such Written Consent Party now or hereafter owns, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record;

WHEREAS, each Written Consent Party is the beneficial and/or record owner of, and has the sole right to vote or direct the voting of, such number of shares of Company Class A Common Stock and Company Preferred Stock (collectively, “Company Stock”) as are set forth on Schedule A attached hereto opposite the name of such Written Consent Party;

WHEREAS, each of Acquiror and each Written Consent Party has determined that it is in its best interests to enter into this Agreement;

WHEREAS, each Written Consent Party understands and acknowledges that Acquiror is entering into the Business Combination Agreement in reliance upon such Written Consent Party’s execution and delivery of this Agreement; and

WHEREAS, following the date hereof, Acquiror intends to file with the SEC a registration statement on Form S-4 in connection with the matters set forth in Section 7.02(a) of the Business Combination Agreement (the “Registration Statement”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Affiliate” of a specified person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (provided that if a Written Consent Party is a venture capital, private equity, growth equity, angel fund or similar funding vehicle, no portfolio company of such Written Consent Party will be deemed an Affiliate of such Written Consent Party, and the Company shall not be deemed to be an Affiliate of any Written Consent Party for purposes of this Agreement).

“Company Securities” means, collectively, any Company Common Stock, Company Preferred Stock, Company Options, Company Non-Plan Options, Company Restricted Stock, Company Warrants, any securities convertible into or exchangeable for any of the foregoing, and any interest in or right to acquire any of the foregoing, whether now owned or hereafter acquired by any Written Consent Party hereto.

“Expiration Time” shall mean the earlier to occur of (a) the Effective Time, (b) such date as the Business Combination Agreement shall be validly terminated in accordance with Article IX thereof and (c) with respect to each Written Consent Party and Acquiror, the effective date of a written agreement between Acquiror and such Written Consent Party terminating this Agreement.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Transfer” shall mean any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, or entry into any agreement with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, excluding entry into this Agreement and the Business Combination Agreement and the consummation of the transactions contemplated hereby and thereby.

2. Agreement to Retain the Company Securities.

2.1 No Transfer of Company Securities. Until the Expiration Time, each Written Consent Party agrees not to, other than as expressly required by the Business Combination Agreement, (a) Transfer any Company Securities or (b) deposit any Company Securities into a voting trust or enter into a voting agreement or any similar agreement, arrangement or understanding with respect to Company Securities or grant any proxy (except as otherwise provided herein), consent or power of attorney with respect thereto (other than pursuant to this Agreement) (it being understood that the fact that certain Company Securities already may be subject to the Company Voting Agreement or any other agreement set forth in Section 7.17 of the Company Disclosure Schedule shall not be deemed a violation of this Section 2.1 or Section 3.1 below); provided, that any Written Consent Party may Transfer any such Company Securities to any Affiliate of such Written Consent Party or to another stockholder of the Company that is a party to this Agreement and bound by the terms and obligations hereof, or if such Written Consent Party is a natural person, to immediate family or a trust for the benefit of immediate family for estate planning purposes, if, and only if, the transferee of such Company Securities evidences in a writing reasonably satisfactory to Acquiror such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such Written Consent Party.

2.2 Additional Company Securities. Until the Expiration Time, each Written Consent Party agrees that any Company Securities that such Written Consent Party purchases or otherwise hereinafter acquires or with respect to which such Written Consent Party otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement to the same extent as if they were owned by such Written Consent Party as of the date hereof.

2.3 Unpermitted Transfers. Any Transfer or attempted Transfer of any Company Securities in violation of this Section 2 shall, to the fullest extent permitted by applicable Law, be null and void ab initio.

3. Agreement to Consent and Approve.

3.1 Hereafter until the Expiration Time, each Written Consent Party agrees that, within forty-eight (48) hours of the Registration Statement being declared effective by the SEC and except as otherwise agreed in writing with Acquiror, such Written Consent Party shall execute and deliver a written consent substantially in the form attached as Exhibit E to the Business Combination Agreement (the “Stockholder Written Consent”), which consent shall approve (i) the Business Combination Agreement, the Mergers and the other Transactions and (ii) the termination of the agreements set forth in Section 7.17 of the Company Disclosure Schedule. Following such execution and delivery, each Written Consent Party hereby agrees that it will not revoke, withdraw or repudiate the Stockholder Written Consent. The Stockholder Written Consent shall be coupled with an interest and, prior to the Expiration Time, shall be irrevocable.

Hereafter until the Expiration Time, and subject to Section 2 hereof, no Written Consent Party shall enter into any tender or voting agreement, or any similar agreement, arrangement or understanding, or grant a proxy or power of attorney, with respect to the Company Securities that is inconsistent with this Agreement or otherwise take any other action with respect to the Company Securities that would prevent, materially restrict, materially limit or materially interfere with the performance of such Written Consent Party’s obligations hereunder or the consummation of the transactions contemplated hereby.

3.2 Hereafter until the Expiration Time, at any meeting of the stockholders of the Company, or at any postponement or adjournment thereof, called to seek the affirmative vote of the holders of the outstanding shares of Company Stock to adopt the Business Combination Agreement, or approve the Mergers and the other Transactions, or in any other circumstances upon which a vote, consent or other approval (including the Stockholder Written Consent) with respect to the Business Combination Agreement, the Mergers or the other Transactions is sought, each Written Consent Party shall vote (or cause to be voted) all shares of Company Stock currently or hereinafter owned by such Written Consent Party in favor of the foregoing.

3.3 Hereafter until the Expiration Time, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which a Written Consent Party’s vote, consent or other approval (including by written consent) is sought, such Written Consent Party shall vote (or cause to be voted) all Company Securities (to the extent such Company Securities are then entitled to vote thereon), currently or hereinafter owned by such Written Consent Party against and withhold consent with respect to any Alternative Transaction (as defined below). No Written Consent Party shall commit or agree to take any action inconsistent with the foregoing that would be effective prior to the Expiration Time. Hereafter until the Expiration Time, in connection with any document or other instrument pursuant to which each Written Consent Party is asked to approve or consent to the Transactions, each Written Consent Party shall execute such document or other instrument and otherwise take such other steps as are necessary to effect the Transactions.

4. Additional Agreements.

4.1 Litigation. Each Written Consent Party agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, First Merger Sub, Second Merger Sub, the Company or any of their respective successors, directors or officers (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into this Agreement or the Business Combination Agreement.

4.2 Waiver of Certain Rights. Each Written Consent Party hereby waives any requirement for notice with respect to the Transactions under any agreements with the Company.

4.3 Confidentiality. Until the Expiration Time, each Written Consent Party will and will cause its Affiliates to keep confidential and not disclose any non-public information relating to Acquiror or the Company or any of their respective subsidiaries, including the existence or terms of, or transactions contemplated by, this Agreement, the Business Combination Agreement or the other Transaction Documents, except to the extent that such information (i) was, is or becomes generally available to the public after the date hereof (including by virtue of any public filings to be made by any parties to the Business Combination Agreement as are required by the federal securities law in connection with the Registration Statement or a Current Report on Form 8-K), other than as a result of a disclosure by such Written Consent Party in breach of this Section 4.3, (ii) is, was or becomes available to such Written Consent Party on a non-confidential basis from a source other than Acquiror or the Company; provided that, to the knowledge of such Written Consent Party, such information is not subject to a legal, fiduciary or contractual obligation of confidentiality or secrecy to Acquiror or the Company, or (iii) is or was independently developed by such Written Consent Party after the date hereof without use of, or reference to any non-public information of Acquiror or the Company. Notwithstanding the foregoing, such information may be disclosed to the extent required to be disclosed in a judicial or administrative proceeding, or otherwise required to be disclosed by applicable Law (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such disclosing party is subject), provided that such Written Consent Party gives Acquiror or the Company, as applicable, prompt notice of such request(s) or requirement(s), to the extent practicable (and not prohibited by Law), so that the Acquiror or the Company may seek, at its own expense, an appropriate protective order or similar relief (and such Written Consent Party shall reasonably cooperate with such efforts, it being understood that such obligation to reasonably cooperate does not require a Written Consent Party to itself commence litigation regarding such protective order or similar relief).

5. Representations and Warranties of the Written Consent Parties. Each Written Consent Party hereby represents and warrants, severally and not jointly, to Acquiror as follows:

5.1 Due Authority. Such Written Consent Party has the full power and authority to execute and deliver this Agreement and perform its obligations hereunder. If such Written Consent Party is an individual, the signature to this agreement is genuine and such Written Consent Party has legal competence and capacity to execute the same. This Agreement has been duly and validly executed and delivered by such Written Consent Party and, assuming due execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Written Consent Party, enforceable against such Written Consent Party in accordance with its terms, except as limited by applicable Remedies Exceptions.

5.2 Ownership of the Company Securities. As of the date hereof, such Written Consent Party is the owner of the Company Securities set forth opposite such Written Consent Party’s name on Schedule A, free and clear of any and all Liens, options, rights of first refusal and limitations on such Written Consent Party’s voting rights, other than transfer restrictions under applicable securities laws or the certificate of incorporation or bylaws or any equivalent organizational documents of the Company, as applicable, or any restrictions set forth in the Company Voting Agreement or any other agreement set forth in Section 7.17 of the Company Disclosure Schedule. Except for any restrictions set forth in the Company Voting Agreement or any other agreement set forth in Section 7.17 of the Company Disclosure Schedule, such Written Consent Party has sole voting power (including the right to control such vote as contemplated herein), power of disposition and power to issue instructions with respect to all Company Securities currently owned by such Written Consent Party, and the power to agree to all of the matters applicable to such Written Consent Party set forth in this Agreement. As of the date hereof, such Written Consent Party does not own any Company Securities other than the Company Securities set forth opposite such Written Consent Party’s name on Schedule A. As of the date hereof, such Written Consent Party does not own any rights to purchase or acquire any Company Securities, except for the Company Warrants and Company Options set forth opposite such Written Consent Party’s name on Schedule A.

5.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by such Written Consent Party does not, and the performance by such Written Consent Party of the obligations under this Agreement and the compliance by such Written Consent Party with any provisions hereof do not and will not: (i) conflict with or violate any Law applicable to such Written Consent Party, (ii) if such Written Consent Party is an entity, conflict with or violate the certificate of incorporation or bylaws or any equivalent organizational documents of the Company or such Written Consent Party, or (iii) result in any breach of, or constitute a default (or an event, which with notice or lapse of time or both, would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Company Securities owned by such Written Consent Party pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Written Consent Party is a party or by which such Written Consent Party is bound, except, in the case of clauses (i) and (iii), as would not reasonably be expected, individually or in the aggregate, to materially impair the ability of such Written Consent Party to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by such Written Consent Party does not, and the performance of this Agreement by such Written Consent Party will not, require any consent, approval, authorization or permit of, or filing or notification to, or expiration of any waiting period by any Governmental Authority or any other Person with respect to such Written Consent Party, other than those set forth as conditions to Closing in the Business Combination Agreement and other than those pursuant to, in compliance with or required to be made under the Exchange Act.

5.4 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of such Written Consent Party after reasonable inquiry, threatened against such Written Consent Party that would reasonably be expected to materially impair the ability of such Written Consent Party to perform its obligations hereunder or to consummate the transactions contemplated hereby.

5.5 Absence of Other Voting Agreement. Such Written Consent Party has not: (i) entered into any voting agreement, voting trust or any similar agreement, arrangement or understanding, with respect to any Company Securities owned by such Written Consent Party (other than as contemplated by this Agreement and the Company Voting Agreement or any other agreement set forth in Section 7.17 of the Company Disclosure Schedule), (ii) granted any proxy, consent or power of attorney with respect to any Company Securities owned by such Written Consent Party (other than as contemplated by this Agreement and the Company Voting Agreement or any other agreement set forth in Section 7.17 of the Company Disclosure Schedule) or (iii) entered into any agreement, arrangement or understanding that would prohibit or prevent it from satisfying or would materially interfere with, or is otherwise materially inconsistent with, its obligations pursuant to this Agreement.

6. Fiduciary Duties. The covenants and agreements set forth herein shall not prevent any designee of any Written Consent Party from serving on the board of directors of the Company or from taking any action, subject to the provisions of the Business Combination Agreement, while acting in such designee’s capacity as a director or officer of the Company. Each Written Consent Party is entering into this Agreement solely in its capacity as the owner of such Written Consent Party’s Company Securities. Notwithstanding anything in this Agreement to the contrary, (i) no Written Consent Party shall be responsible for the actions of the Company or the board of directors of the Company (or any committee thereof), any subsidiary of the Company, or any officers (in their capacity as such), directors (in their capacity as such), employees (in their capacity as such) and professional advisors of any of the foregoing (collectively, the “Company Related Parties”), (ii) such Written Consent Party makes no representations or warranties with respect to the actions of any of the Company Related Parties, and (iii) any breach by the Company of its obligations under the Business Combination Agreement shall not be considered a breach of this Agreement (it being understood that, for the avoidance of doubt, such Written Consent Party or his, her or its representatives (other than any such representative that is a Company Related Party) shall remain responsible for any breach by such Written Consent Party or his, her or its representatives of this Agreement).

7. Termination. This Agreement shall terminate and be of no further force or effect at the Expiration Time. Notwithstanding the foregoing sentence, this Section 7 and Section 10 shall survive any termination of this Agreement. Upon termination of this Agreement, none of the parties hereto shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 7 shall relieve any party hereto of liability for any willful material breach of this Agreement prior to its termination.

8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Written Consent Party’s Company Securities. All rights, ownership and economic benefits of and relating to each Written Consent Party’s Company Securities shall remain fully vested in and belong to such Written Consent Party, and Acquiror shall have no authority to direct any Written Consent Party in the voting or disposition of any of Company Securities except as otherwise provided herein.

9. Exclusivity.

9.1 From the date of this Agreement and ending on the Expiration Time, no Written Consent Party shall, and each Written Consent Party shall cause its Affiliates and Representatives not to, directly or indirectly, (1) enter into, solicit, initiate, knowingly facilitate, knowingly encourage or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any way with, any person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning any sale of any material assets of the Company or any of the outstanding capital stock of the Company or any conversion (other than the Conversion), consolidation, merger, business combination, liquidation, dissolution or similar transaction involving the Company or any of the Company Subsidiaries other than with Acquiror and its Representatives (an “Alternative Transaction”), (2) amend or grant any waiver or release under any standstill or similar agreement to which such Written Consent Party is a party with respect to any class of equity securities of the Company or any of the Company Subsidiaries, (3) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Alternative Transaction, (4) approve, endorse, recommend, execute or enter into any agreement in principle, confidentiality agreement, letter of intent, memorandum of understanding, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other written arrangement relating to any Alternative Transaction or any proposal or offer that could reasonably be expected to lead to an Alternative Transaction, (5) commence, continue or renew any due diligence investigation regarding any Alternative Transaction, or (6) resolve or agree to do any of the foregoing or otherwise authorize or permit any of its Affiliates or Representatives acting on its behalf to take any such action. Each Written Consent Party shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction. Each Written Consent Party also agrees that it will promptly request each person (other than the parties hereto and their respective Representatives) that has prior to the date hereof executed a confidentiality agreement to which such Written Consent Party is a party in connection with its consideration of an Alternative Transaction to return or destroy all confidential information furnished to such person by or on behalf of it pursuant to such agreement prior to the date hereof.

9.2 From the date of this Agreement and ending on the Expiration Time, each Written Consent Party shall notify Acquiror promptly (but in no event later than twenty-four (24) hours) after receipt by such Written Consent Party or any of its Representatives of any inquiry or proposal with respect to an Alternative Transaction, any inquiry that would reasonably be expected to lead to an Alternative Transaction or any request for non-public information relating to the Company or any of the Company Subsidiaries or for access to the business, properties, assets, personnel, books or records of the Company or any of the Company Subsidiaries by any third party, in each case, that is related to an inquiry or proposal with respect to an Alternative Transaction. In such notice, such Written Consent Party shall, to the extent not prohibited by the terms of any confidentiality obligations existing as of the date hereof, identify the third party making any such inquiry, proposal, indication or request with respect to an Alternative Transaction and shall provide the details of the material terms and conditions of any such inquiry, proposal, indication or request. Each Written Consent Party shall keep Acquiror informed, on a reasonably current and prompt basis, of the status and material terms of any such inquiry, proposal, indication or request with respect to an Alternative Transaction, including the material terms and conditions thereof any material amendments or proposed amendments.

9.3 If any Written Consent Party or any of its Representatives receives any inquiry or proposal with respect to an Alternative Transaction at any time prior to the Expiration Time, then such Written Consent Party shall promptly (and in no event later than twenty-four (24) hours after the Company becomes aware of such inquiry or proposal) notify such person in writing that such Written Consent Party is subject to an exclusivity agreement with respect to the Alternative Transaction that prohibits them from considering such inquiry or proposal. Without limiting the foregoing, the parties agree that any violation of the restrictions set forth in this Section 9 by a Written Consent Party or its Affiliates or Representatives shall be deemed to be a breach of this Section 9 by such Written Consent Party.

10. Miscellaneous.

10.1 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

10.2 Non-survival of Representations and Warranties. None of the representations, warranties, covenants or agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Time. Notwithstanding the foregoing, this Section 10.2 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Expiration Time.

10.3 Assignment. No party hereto may assign, directly or indirectly, including by operation of Law, either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto, except with respect to a Transfer completed in accordance with Section 2.1. Subject to the first sentence of this Section 10.3, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any assignment in violation of this Section 10.3 shall be void.

10.4 Amendments and Modifications. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

10.5 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware, County of Newcastle, or, if that court does not have jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at Law or in equity as expressly permitted in this Agreement. Each of the parties hereby further waives (1) any defense in any action for specific performance that a remedy at Law would be adequate and (2) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

10.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.6):

(i) if to Acquiror, to:

Tortoise Acquisition Corp. II
5100 W. 1115th Place
Leawood, KS 66211
Attention: Vincent T. Cubbage; Steven C. Schnitzer
Email: vcubbage@tortoiseecofin.com; sschnitzer@tortoiseecofin.com with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
1114 Avenue of the Americas
32nd Floor
New York, NY 10036
Attention: Brenda Lenahan; Ramey Layne
Email: blenahan@velaw.com; rlayne@velaw.com

(ii) if to a Written Consent Party, to the address for notice set forth opposite such Written Consent Party’s name on Schedule A hereto,

with a copy (which shall not constitute notice) to:

Volta Industries, Inc.
155 De Haro Street
San Francisco, CA 94103
Attn: James DeGraw
Email: legal@voltacharging.com

and

Orrick, Herrington & Sutcliffe LLP
The Orrick Building
405 Howard Street
San Francisco, CA 94105
Attention: Amanda Galton; Hari Raman; Albert Vanderlaan
Email: agalton@orrick.com; hraman@orrick.com; avanderlaan@orrick.com

10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

10.8 WAIVER OF JURY TRIAL. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions CONTEMPLATED HEREBY. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other PARTIES hereto have been induced to enter into this Agreement and the Transactions CONTEMPLATED HEREBY, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.8.

10.9 Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, and is not intended to confer upon any other Person other than the parties hereto any rights or remedies; provided, however, that the Company is an express third party beneficiary of this Agreement.

10.10 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.11 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

10.12 Legal Representation. Each of the parties hereto agrees that it has been represented by independent counsel of its choice during the negotiation and execution of this Agreement and each party hereto and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party hereto drafting such agreement or document. Each Written Consent Party acknowledges that Orrick, Herington & Sutcliffe LLP is acting as counsel to the Company in connection with the Business Combination Agreement and the Transactions, and is not acting as counsel to any Written Consent Party.

10.13 Expenses. Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such expenses.

10.14 Further Assurances. At the request of Acquiror or the Company, in the case of any Written Consent Party, or at the request of any Written Consent Party, in the case of Acquiror, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

10.15 Waiver. No failure or delay on the part of either party to exercise any power, right, privilege or remedy under this Agreement shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither party shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such waiving party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10.16 Several Liability. The liability of any Written Consent Party hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Written Consent Party be liable for any other Written Consent Party’s breach of such other Written Consent Party’s representations, warranties, covenants, or agreements contained in this Agreement.

10.17 No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, but without limiting any provision in the Business Combination Agreement, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and Persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future stockholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or affiliates of any party hereto, or any former, current or future direct or indirect stockholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

[Signature pages follow.]

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

TORTOISE ACQUISITION CORP. II

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer and President

Signature Page to

Stockholder Support Agreement

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

19Y VENTURES VI, LLC

By: 19Y Ventures Management, LLC
Its: Manager

By:	/s/ Martin Lauber
Name:	Martin Lauber
Title:	Managing Member

Address:
120 Gilmartin Drive, Tiburon, CA 94920

Email: mlauber@19york.com

19Y VENTURES VI-2, LLC

By: 19Y Ventures Management, LLC
Its: Manager

By:	/s/ Martin Lauber
Name:	Martin Lauber
Title:	Managing Member

Address:
120 Gilmartin Drive, Tiburon, CA 94920

Email: mlauber@19york.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

ACTIVATE CAPITAL PARTNERS, LP

By: AGC Partners GP, LP
Its: General Partner

By: AGC Partners GP, LLC
Its: General Partner

By:	/s/ Anup Jacob
Name:	Anup Jacob
Title:	Managing Director

Address:
50 California Street, Suite 680 San Francisco, CA 94111 Email: anup@activatecp.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

/s/ Andrew Lipsher
Andrew Lipsher

LITTLE ROSE PARTNERS LLC

/s/ Andrew Lipsher
Name: Andrew Lipsher
Title: Managing Member

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

AUTOTECH FUND I, LP

By:	/s/ Quin Garcia
Name:	Quin Garcia
Title:	Managing Director

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

/s/ Christopher Wendel
Christopher Wendel

BAUER FAMILY INVESTMENTS LLC

By:	/s/ Chris Wendel
Name:	Chris Wendel
Title:	Manager

Address:
1165 Green Valley Rd.
Napa, CA 94558

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

BONITA K. COLEMAN LIVING TRUST

By:	/s/ Bonita C. Stewart
Name:	Bonita C. Stewart
Title:	Trustee

Address:
218 West Palisade Avenue, PO Box 5387
Englewood, NJ 07631

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

/s/ Debra Crow
Debra Crow

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

ENERGIZE VENTURES FUND LP

By:	/s/ John Tough
Name:	John Tough
Title:	Senior Partner

Address:
1 South Wacker Dr., Suite 1620 Chicago, IL 60606

EV VOLTA SPV LLC

By: Energize Ventures GP LLC

/s/ John Tough
Name:	John Tough
Title:	Managing Partner

Address:

1 South Wacker Dr., Suite 1620 Chicago, IL 60606

Email: john@energize.vc

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

EPIC VENTURE FUND IV, LLC

By:	/s/ Kent Madsen
Name:	Kent Madsen
Title:	Manager

Address:
1338 Foothill Drive #282 Salt Lake City, UT 84108

Email: kmadsen@epicvc.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

FOUNDRY SQUARE INVESTORS - XX, LLC

By:	/s/ Amanda Galton
Name:	Amanda Galton
Title:	Authorized Representative

Address:
405 Howard Street
San Francisco, CA 94105

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

/s/ James Degraw
James Degraw

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

NAUTILUS VENTURE PARTNERS FUND I, L.P.

By:	/s/ Brian Kang
Name:	Brian Kang
Title:	Managing Director

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

Pacific Premier Trust Custodian FBO Eli Aheto IRA

By:	/s/ Eli Aheto
Name:	Eli Aheto
Title:

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

PRINCEVILLE CLIMATE EV CHARGING INVESTMENTS LIMITED

By:	/s/ Joaquin Rodriguez Torres
Name:	Joaquin Rodriguez Torres
Title:	Director

Address:
c/o Princeville Capital, 101 Natoma St., 2F San Francisco, CA 94105

Email: joaquin@pvglobal.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

/s/ Scott Mercer
Scott Mercer

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

VIRGO HERMES, LLC

By:	/s/ Jesse Watson
Name:	Jesse Watson
Title:	Founder & CIO

Address:
1201 Howard Avenue Burlingame, CA 94010

Email: jwatson@virgo-llc.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

WALDEN RIVERWOOD VENTURES, L.P.

By:	Walden Riverwood Ventures GP, LLC, its General Partner

By:	/s/ Andrew Kau
Name:	Andrew Kau
Title:	Partner

Address:
1 California St #1750 San Francisco, CA 94111

Email: akau@waldenintl.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

WRITTEN CONSENT PARTIES:

YIELD CAPITAL PARTNERS VII, L.P

By:	Yield Capital Partners VII GP, LLC, its general partner

By:	/s/ Jon Ylvisaker
Name:	Jon Ylvisaker
Title:	Managing Member

Address:
400 Park Avenue, 21st Floor New York, NY 10022

Email: jon@yieldcapitalpartners.com

SIGNATURE PAGE TO

STOCKHOLDER SUPPORT AGREEMENT

Schedule A

Written Consent Party	Address for Notice	Shares of Company Class A Common Stock	Shares of Company Class B Common Stock	Shares of Company Series A Preferred Stock	Shares of Company Series B Preferred Stock	Shares of Company Series C Preferred Stock	Shares of Company Series C-1 Preferred Stock	Shares of Company Series C-2 Preferred Stock	Shares of Company Series D Preferred Stock	Shares of Company Series D-1 Preferred Stock	Company Warrants	Company Options	Company Non-Plan Options	Company Restricted Stock
19Y Ventures VI, LLC	120 Gilmartin Drive Tiburon, CA 94920		285,229						135,484
19Y Ventures VI-2, LLC	120 Gilmartin Drive Tiburon, CA 94920								677,424
Activate Capital Partners, LP	50 California Street, Suite 680 San Francisco, CA 94111					4,173,373		767,579		412,073	165,000
Andrew Lipsher	21 East 90th Street, Apartment 7A New York, NY 10128 USA	177,266	1,586,328									351,928		711,328
AutoTech Fund I, LP	525 Middlefield Road Suite 130 Menlo Park, CA 94025				1,324,645	894,294		959,479		561,204
Bauer Family Investments LLC	1165 Green Valley Road Napa, CA 94558			60,461						54,249
Bonita K Coleman Living Trust	218 West Palisade Avenue, PO Box 5387 Englewood, NJ 07631									54,377
Christopher Wendel	1165 Green Valley Road Napa, CA 94558 USA	1,947,910	5,516,937											1,661,028
Debra Crow	1617 Seaborn Court Alameda, CA 94501 USA	57,182	966,309							27,142		140,000		520,983
Energize Ventures Fund LP	1 South Wacker Drive Suite 1620 Chicago, IL 60606					4,173,374		1,918,949		841,806	546,679
EPIC Venture Fund IV. LLC	1338 Foothill Drive #282 Salt Lake City, UT 84108			648,368	333,530	268,288

Schedule A

EV Volta SPV LLC	1 South Wacker Drive, Suite 1620 Chicago, IL 60606		570,459				383,790	569,036
Foundry Square Investors - XX, LLC	405 Howard Street San Francisco, CA 94105								27,310
Hudson Bay Master Fund Ltd.	777 Third Avenue, 30th Floor New York, NY 10017							1,354,848
James DeGraw	937 Clayton St. San Francisco, CA 94117 USA		449,665								200,000	262,165
Little Rose Partners LLC	21 E. 90th Street New York, NY 10128 USA				71,602
Nautilus Venture Partners Fund I, L.P.	575 High St. #330 Palo Alto, CA 94301					1,788,588	767,579
Pacific Premier Trust Custodian FBO Eli Aheto IRA	78 Sullivan St Brooklyn, NY 11231							34,001
Princeville Climate EV Charging Investments Limited	c/o Princeville Capital 101 Natoma St. 2F San Francisco, CA 94105								1,628,892
Scott Mercer	155 De Haro St San Francisco, CA 94103 USA	5,954,535	4,864,249								543,308	712,972
Virgo Hermes, LLC	1201 Howard Avenue Burlingame, CA 94010				3,580,123	894,294			1,386,686	7,507,575
Walden Riverwood Ventures, L.P.	1 California St. #1750 San Francisco, CA 94111			1,042,213	1,286,523
Yield Capital Partners VII, L.P.	400 Park Avenue, 21st Floor, New York, NY 10022							1,595,333

Schedule A